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                            SELIGMAN NEW TECHNOLOGIES

                                     FUND II

                                Quarterly Booklet

                                   MARCH 2006

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund II is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please go to www.seligman.com, contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

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I.    PORTFOLIO MANAGER COMMENTARY

II.   TOP PRIVATE HOLDINGS PROFILES

III.  PERFORMANCE AND PORTFOLIO ANALYSIS

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                                PORTFOLIO MANAGER

                                   COMMENTARY

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Manager Commentary (as of 3/31/06)
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Public Technology Market Review

As the first quarter of 2006 comes to a close, our outlook on technology investing has become more favorable.

The economy continues to recover with a healthy job market, moderate consumer spending, and stabilized oil prices. Over the next 12 months, we see some positive incremental drivers for technology growth, but none that we believe will drive broad-based demand. These incremental drivers include the continued shift to the Linux operating system, color screens and cameras going into cell phones, spending on security software and web services, and the continued shift of advertising dollars from traditional media to online.

The drivers that we would look to for growth longer-term (over the next few years) would include the advent of service-oriented architecture platforms, on demand software, mobile device proliferation and broader adoption of mobile computing, Wi-Fi adoption, and third generation cellular adoption. We expect that enterprise IT budgets will grow in the mid- to high-single digit range in 2006 versus the nine and 12 percent growth we saw in 1999 and 2000 respectively.

Given this view, we have positioned the portfolio to leverage some of the growth drivers discussed above. We continue to look for companies with strong products and management teams that show the potential to generate strong earnings and cash flow growth at reasonable valuations.

The trend in the Internet sector continues to be strong. Specifically we continue to see advertising dollars migrate online. Most Fortune 1000 companies, however, still spend less than 5% of the advertising budget online. Despite this trend, growth rates in the area are decelerating, so we remain on the sidelines.

The spending environment for enterprise software has improved due to constrained spending and pent-up demand built over the last few years. We like companies that have a major product upgrade cycle coming, as well as companies that operate in fragmented, under penetrated markets, including companies in access delivery and security software.

We like system management tools that reduce the cost of ownership of running corporate IT infrastructure. We now are more selective on the video game software segment. The primary reason for our increased caution here is the uncertainty around the current game console transition cycle.

In IT services we see rapid demand growth in IT and business process outsourcing. The trend in offshore outsourcing remains strong. We continue to like the medical technology space given the growth characteristics, high barriers of entry, and attractive operating margins. Valuations have also become more reasonable. We are cautiously optimistic on semiconductor companies. We remain selective due to valuation concerns.

We remain cautious on communications equipment, where growth remains tepid and valuations are high. The exceptions to this are companies with exposure to enterprise demand, where we are beginning to see the market pick up. We are also still cautious on most sectors of hardware. With the delay of Microsoft's new operating system (Vista) into 2007, we believe PC growth will likely slow in 2006. Pricing for both servers and storage remain very competitive. So, despite strong unit growth, we expect top line growth will be tempered.

Private Technology Market Review

First quarter activity in the technology venture capital markets suggests a moderately better environment compared to this time a year ago. According to Dow Jones, 13 US venture-backed technology companies went public in the first quarter of 2006, an increase of 63% from first quarter 2005, when eight companies went public.

Seven of the 13 IPOs were biopharmaceuticals companies, a sub-sector in which we do not typically invest. In total, these 13 IPOs raised $599 million, versus $371 million a year earlier, with the median amount raised dropping to $33.75 million for the quarter -- the lowest median figure since 1999. To put this in con-

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text, over the past seven years, the median deal value has never fallen below
$40 million in any one quarter.

The overall value of acquisitions of US venture-backed companies during the first quarter was comparable to the same period last year. Across all sectors, 92 venture-backed companies underwent merger or acquisition in the first quarter for a total value of $7.52 billion, compared to 93 companies at $7.45 billion in the first quarter of 2005. Within information technology, 63 companies were acquired for $4.25 billion in the first quarter versus 53 companies for $2.7 billion for the quarter a year ago. The median value of these deals increased to $41.3 million from $27.2 million last year, suggesting that there are fewer fire-sale exits occurring.

Venture Capital Pricing Policy

J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.

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                                   TOP PRIVATE

                                HOLDINGS PROFILES

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Top 10 Private Holdings (as of 3/31/06)
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                      ----------------------------------------------------------
                      Headquarters: Herndon, VA
Cybertrust, Inc.      Founded: 2004
--------------------- www.cybertrust.com
                      Industry/Sector: Digital Enabling Technologies
                      ----------------------------------------------------------

Company Description:

      Cybertrust is a provider of information security technologies and services to Global 2000 companies and governments. Cybertrust is a large privately held security firm in the digital enabling technologies market, and has been delivering information security to its customers, partners, and the information security industry for the past 15 years. Cybertrust provides customers with intelligence, technology, and expertise to track threats, find security gaps, improve protection and enhance procedures.

                      ----------------------------------------------------------
                      Headquarters: Newton Center, MA
GrandBanks Capital    Founded: 2000
--------------------- www.grandbankscapital.com
                      Industry/Sector: Fund of Funds
                      ----------------------------------------------------------

Company Description:

      GrandBanks Capital (GBC) was co-founded and sponsored by SOFTBANK Corp. and Mobius Venture Capital (formerly SOFTBANK Venture Capital) to support their early-stage investment activities on the east coast of the United States. With headquarters outside Boston and an office in New York City, GBC possesses extensive experience in information technology, Internet and communications, media and financial services, and semiconductor technologies, having funded and managed many companies.

      GrandBanks Capital invests in early stage companies located primarily in the eastern part of the United States and operating principally in the areas of Internet infrastructure, software and software services, security and storage applications, media technologies and services, financial technologies and services, and wireless technologies and services.

                                         ---------------------------------------
Asia Internet Capital Ventures, L.P.     Headquarters: Hong Kong, China
---------------------------------------- Founded: 1999
                                         Industry/Sector: Fund of Funds
                                         ---------------------------------------
Company Description:

      Asia Internet Capital Ventures L.P. ("AICV") is a venture capital fund organized under Delaware law. It was established in September 1999 and is focused on eLogistics, Multimedia, Technology and financial services in Asia. Professionals at the company believe that the future of the Greater China Region (China, Taiwan and Hong Kong) will be positive, especially taking into account the long-term growth opportunities associated with China's entry to the WTO.

                      ----------------------------------------------------------
                      Headquarters: Los Angeles, CA
Adexa, Inc.           Founded: 1994
--------------------- www.adexa.com
                      Industry/Sector: Enterprise Business Infrastructure
                      ----------------------------------------------------------

Company Description:

      Adexa provides enterprise business planning and performance management solutions that link strategic planning, financial planning and supply chain planning.

      Adexa has at its core comprehensive planning, modeling and collaboration technologies, designed to bridge the gap between enterprise stakeholders, geographic locations, customers and supply chains. Adexa assists with the identification of strategic objectives, plans the supply chain to meet them, executes against the plan, then monitors and measures progress using hundreds of key performance indicators.

      Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.

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                                 -----------------------------------------------
                                 Headquarters: New York, NY
Index Stock Imagery, Inc.        Founded: 1991
-------------------------------- www.indexstock.com
                                 Industry/Sector: Digital Enabling Technologies
                                 -----------------------------------------------

Company Description:

      Index Stock Imagery, Inc., is a source of photographs, illustrations, and digital images. It represents professional photographers and independent still image providers and has agents in many foreign countries. Index was among the first stock agencies to begin storing and distributing images electronically. It started scanning its collection in 1992 and launched its first e-commerce site in 1994. The agency now has a large collection of commercially available images on-line.

      Index Stock Imagery is also the parent company of Photos To Go, a large source of images for small businesses and consumers. At www.photostogo.com, this division of Index provides images, prints, posters, and postcards for all types of small business an home business uses. Index also supports a leading image subscription service, WebSpice. This product includes clip art images and photographs that are all suitable for use in building Web sites and digital products.

                                 -----------------------------------------------
                                 Headquarters: San Jose, CA
FusionOne, Inc.                  Founded: 1998
-------------------------------- www.fusionone.com
                                 Industry/Sector: Wireless
                                 -----------------------------------------------

Company Description:

      FusionOne offers a suite of services for mobile phone users, distributed through partnerships with wireless operators and select retailers. Leveraging its Mighty Mobile Services Platform (MMSP), FusionOne's turn-key service offerings include MightyPhone (mobile organizer), MightyBackup (automatic address book protection) and FusionOne Plus (PC Sync Service). With each offering, product name, branding, and feature sets may be changed according to the needs of the operator.

                                 -----------------------------------------------
                                 Headquarters: London, United Kingdom
Tower Gate PLC                   Founded: 2000
-------------------------------- www.tower-gate.com
                                 Industry/Sector: Fund of Funds
                                 -----------------------------------------------

Company Description:

      Tower Gate PLC is an independent, specialist investment bank that provides advisory, private equity and investment services to a growing client base of institutions, corporates, entrepreneurs and high net worth individuals.

      The Tower Gate team combines a variety of backgrounds with first hand entrepreneurial experience.

      Although the Company is active across many sectors and disciplines, their core strengths lie in:

      o Corporate Finance - advice on private placings, institutional fund raising, mergers, acquisitions, divestitures, management buy outs
            (MBOs), management buy ins (MBIs), and turnarounds.

      o Private Equity - providing advice to both institutions and individuals investing in the venture capital asset class both in the primary and secondary markets.

      o Investment - investing funds into high risk opportunities that offer potential for significant returns such as company creations and distressed company situations.

      o Fund Management - managing portfolios on behalf of institutions and individuals.

      Tower Gate also owns far blue, a company that specializes in intellectual property exploitation and early stage advisory services and investment.

      Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.

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                                 -----------------------------------------------
                                 Headquarters: Rockville, MD
NFR Security                     Founded: 1996
-------------------------------- www.nfr.com
                                 Industry/Sector:
                                 -----------------------------------------------

Company Description:

      NFR Security develops and markets a range of information security products that includes a trusted intrusion prevention solution with a patent-pending feature called confidence indexing to protect IT assets from external and internal attacks. The Company's Intrusion Defense and Management solution combines smart detection, trusted prevention and active management to block unwanted traffic at the perimeter, and at the application level. NFR Security operates worldwide via an extensive network of channel partners and direct sales. Customers include Fortune 1000, utilities, pharmaceuticals, energy, telecommunications, financials and government agencies.

                                 -----------------------------------------------
                                 Headquarters: Fort Lauderdale, FL
GMP Companies, Inc.              Founded: 1999
-------------------------------- www.gmpcompanies.com
                                 Industry/Sector: Other -- Medical Technologies
                                 -----------------------------------------------

Company Description:

      GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

      The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

Infomediary Technology Solutions, Inc.
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Company Description:

      Infomediary Technology Solutions is no longer operating. It has received sufficient shareholder consent for dissolution which should be complete by the end of 2006.

      Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.

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                                 PERFORMANCE AND

                               PORTFOLIO ANALYSIS

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SELIGMAN NEW TECHNOLOGIES FUND II
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Performance & Portfolio Analysis (3/31/06)
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New Technologies Fund II  Inception Date: 06/22/2000
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Performance data quoted herein represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end. Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year, five-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. An investment in the Fund involves investment risks, including the possible loss of principal.

Portfolio Returns

                                                                    Goldman                Goldman
                                              Fund                   Sachs                  Sachs
                                           Performance             Tech Index           Blended Index(1)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Since Inception      (74.1%)                 (58.1%)                (62.0%)
---------------------------------------------------------------------------------------------------------------
Average Annual Return Since Inception        (20.9%)                 (14.0%)                (15.4%)
---------------------------------------------------------------------------------------------------------------
Five-Year Annual Average Return              (14.8%)                  (0.1%)                  2.8
---------------------------------------------------------------------------------------------------------------
One Year Total Return                         19.8%                   16.7%                  25.7%
---------------------------------------------------------------------------------------------------------------
YTD Total Return                              10.8%                    4.4%                   5.2%
---------------------------------------------------------------------------------------------------------------

Sector Analysis (% of NAV)

                                             Public                  Private                 Total
---------------------------------------------------------------------------------------------------------------
Broadband and Fiber Optics                     0.0%                    0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------
Digital Enabling Technologies                  3.3%                    8.7%                  12.0%
---------------------------------------------------------------------------------------------------------------
Enterprise Business Infrastructure            22.6%                    0.5%                  23.1%
---------------------------------------------------------------------------------------------------------------
Internet Business-to-Consumer                  0.9%                    0.0%                   0.9%
---------------------------------------------------------------------------------------------------------------
Wireless                                       1.7%                    0.2%                   1.9%
---------------------------------------------------------------------------------------------------------------
Other                                         56.9%                    5.2%                  62.1%
---------------------------------------------------------------------------------------------------------------
Total                                         85.4%                   14.6%                 100.0%
---------------------------------------------------------------------------------------------------------------

Top Holdings
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
Top 10 Public Holdings             Top 10 Private Holdings               Venture Capital Advance/Decline
(Represents 32.1% of Net Assets)   (Represents 14.5% of Net Assets)      Information(2)
--------------------------------   --------------------------------      Since 12/31/05               # of Cos
Mercury Interactive                Cybertrust                            --------------------------------------
--------------------------------   --------------------------------      Advancing Issues                  7
Amdocs                             GrandBanks Capital                    --------------------------------------
--------------------------------   --------------------------------      Declining Issues                  6
McAfee                             Asia Internet Capital Ventures        --------------------------------------
--------------------------------   --------------------------------
Symantec                           Adexa                                 --------------------------------------
--------------------------------   --------------------------------      Active Investments(3)            16
Microsoft                          Index Stock Imagery                   --------------------------------------
--------------------------------   --------------------------------
Seagate Technology                 FusionOne                             Venture Capital Liquidity Events
--------------------------------   --------------------------------
Synopsys                           Tower Gate PLC                        Completed IPOs Since Inception    4
--------------------------------   --------------------------------      --------------------------------------
Oracle                             NFR Security                          Companies Acquired by
--------------------------------   --------------------------------      Third Party Since Inception      17
QUALCOMM                           GMP Companies                         --------------------------------------
--------------------------------   --------------------------------      Companies Currently in
EMC                                Infomediary Technology Solutions      SEC Registration                  0
--------------------------------   --------------------------------      --------------------------------------
                                                                         Total Private Investments
Venture Capital Private Funding Analysis         Percent of Net Assets   Since Inception                  44
                                                                         --------------------------------------
-----------------------------------------------------------------------  --------------------------------------
Private Securities                                       14.6%           Failed Investments(6)            11
   Private Securities Funded to Break-Even(4)            14.4%           --------------------------------------
   Private Securities Subject to Financing Risk(5)        0.2%
-----------------------------------------------------------------------
Average Months Remaining Cash for Operations
(for Private Securities Subject to Financing Risk)        6.6
-----------------------------------------------------------------------

See footnotes on page 12. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 12 of this Quarterly Booklet.

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Footnotes
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The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis.

The Portfolio holdings are subject to change.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

1 The Goldman Sachs "Blended" Index is an index presented for comparison purposes by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds have historically invested. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

2 An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

3 Includes companies that are funded to break-even (see footnote 4), not funded to break-even (see footnote 5), failed investments that have not declared bankruptcy (see footnote 6), fund of fund investments, and public holdings originated from private investments.

4 Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

5 Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even. (see note 3).

6 Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

                                          Distributed by Seligman Advisors, Inc.

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